UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 7, 2015

Health Net, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12718	95-4288333
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

21650 Oxnard Street, Woodland Hills, California		91367
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(818) 676-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amended and Restated Health Net, Inc. 2006 Long-Term Incentive Plan.

Health Net, Inc. (the “Company”) held its Annual Meeting of Stockholders in Woodland Hills, California on May 7, 2015 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Health Net, Inc. Amended and Restated 2006 Long-Term Incentive Plan (the “Restated Plan”), which amended and restated the Health Net, Inc. 2006 Long-Term Incentive Plan (the “2006 Plan”). The Restated Plan, among other things, increased the number of shares of the Company’s common stock reserved for issuance under the Plan by 4,300,000 shares, thereby increasing the total number of shares reserved for issuance under the Restated Plan from 13,750,000 to 18,050,000, subject to the terms of the Restated Plan.

A summary description of the material features of the Restated Plan is set forth at Item 4 under the heading “Approval of the Health Net, Inc. Amended and Restated 2006 Long-Term Incentive Plan” in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 26, 2015 (the “Proxy Statement”). The summary and the above description of the Restated Plan do not purport to be complete and are qualified in their entirety by reference to the full text of the Restated Plan, a copy of which is included as Appendix A to the Proxy Statement and is incorporated herein by reference.

Item. 5.07. Submission of Matters to a Vote of Security Holders

As described in Item 5.02(e) above, the Company held its Annual Meeting on May 7, 2015. As of the record date, March 11, 2015, 76,927,005 shares of the Company’s Common Stock were outstanding and entitled to vote at the Annual Meeting.

At the Annual Meeting, the stockholders (1) elected all of the Company’s nominees for director, (2) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015, (3) approved, on an advisory basis, the compensation of the Company’s named executive officers and (4) approved the Restated Plan, with the voting results set forth below.

Item 1: Election of the following ten director nominees to serve for a term of one year or until the Company’s 2016 Annual Meeting of Stockholders.

Name	For	Against	Abstain	Broker Non-Votes
Mary Anne Citrino	61,879,731	387,064	6,410	4,614,512
Theodore F. Craver, Jr.	61,589,604	677,357	6,244	4,614,512
Vicki B. Escarra	61,821,568	444,095	7,542	4,614,512
Gale S. Fitzgerald	61,662,506	604,452	6,247	4,614,512
Jay M. Gellert	61,980,350	286,540	6,315	4,614,512
Roger F. Greaves	61,403,944	863,079	6,182	4,614,512
Douglas M. Mancino	61,635,596	631,387	6,222	4,614,512
George Miller	62,031,955	234,733	6,517	4,614,512
Bruce G. Willison	61,045,664	1,221,347	6,194	4,614,512
Frederick C. Yeager	61,745,545	499,952	27,708	4,614,512

Item 2: Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

For	Against	Abstain	Broker Non-Votes
65,811,149	1,074,921	1,647	–

Item 3: Approval, on an advisory basis, of the compensation of the Company’s named executive officers, as described in the Compensation Discussion and Analysis section and the related tabular and narrative disclosure set forth in the Company’s proxy statement for the Annual Meeting.

For	Against	Abstain	Broker Non-Votes
60,456,220	1,772,777	44,208	4,614,512

Item 4: Approval of the Health Net, Inc. Amended and Restated 2006 Long-Term Incentive Plan.

For	Against	Abstain	Broker Non-Votes
59,060,322	3,168,855	44,028	4,614,512

Item 7.01. Regulation FD Disclosure.

Members of the Company’s management team expect to meet with investors and analysts in connection with the Bank of America Merrill Lynch 2015 Health Care Conference (the “Conference”) on May 12, 2015, where the Company is also scheduled to give a presentation at approximately 8:40 a.m. (Pacific Time).

During this presentation and at these meetings, the Company intends to address its prospects and historical performance, and reaffirm the Company’s earnings guidance for the full year 2015, as previously announced in a press release issued on May 4, 2015.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

CAUTIONARY STATEMENTS: The Company and its representatives may from time to time make written and oral forward-looking statements within the meaning of the Private Securities Litigation Reform Act (“PSLRA”) of 1995, including statements in this and other reports, in press releases, presentations, filings with the Securities and Exchange Commission (“SEC”), reports to stockholders and in meetings with investors and analysts. All statements in this report, other than statements of historical information provided herein, may be deemed to be forward-looking statements and as such are intended to be covered by the safe harbor for “forward-looking statements” provided by PSLRA. These statements are based on management’s analysis, judgment, belief and expectation only as of the date hereof, and are subject to changes in circumstances and a number of risks and uncertainties. Without limiting the foregoing, statements including the words “believes,” “anticipates,” “plans,” “expects,” “may,” “should,” “could,” “estimate,” “intend,” “feels,” “will,” “projects” and other similar expressions are intended to identify forward-looking statements. Actual results could differ materially from those expressed in, or implied or projected by the forward-looking information and statements due to, among other things, health care reform and other increased government participation in and taxation or regulation of health benefits and managed care operations, including but not limited to the implementation of the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 (collectively, the “ACA”) and related fees, assessments and taxes; the Company’s ability to successfully participate in California’s Coordinated Care Initiative, which is subject to a number of risks inherent in untested health care initiatives and requires the Company to adequately predict the costs of providing benefits to individuals that are generally among the most chronically ill within each of Medicare and Medi-Cal and implement delivery systems for benefits with which the Company has limited operating experience; the Company’s ability to successfully participate in the federal and state health insurance exchanges under the ACA, which involve uncertainties related to the mix and volume of business that could negatively impact the adequacy of our premium rates and may not be sufficiently offset by the risk apportionment provisions of the ACA; increasing health care costs, including but not limited to costs associated with the introduction of new treatments or therapies; our ability to reduce administrative expenses while maintaining targeted levels of service and operating performance, including through the company’s master services agreement with a subsidiary of Cognizant Technology Solutions Corporation (Cognizant); whether the company receives required regulatory approvals for Cognizant’s provision of services to the company and any conditions imposed in order to obtain such regulatory approvals; the company’s ability to recognize the intended cost savings and other intended benefits of the Cognizant transaction; the risk that Cognizant may not perform contracted functions and services in a timely, satisfactory and compliant manner; the recompetition of the company’s T-3 contract for the TRICARE North region; negative prior period claims reserve developments; rate cuts and other risks and uncertainties affecting the Company’s Medicare or Medicaid businesses; trends in medical care ratios; membership declines or negative changes in our health care product mix; unexpected utilization patterns or unexpectedly severe or widespread illnesses; failure to effectively oversee our third-party vendors; noncompliance by the Company or the Company’s business associates with any privacy laws or any security breach involving the misappropriation, loss or other unauthorized use or disclosure of confidential information; the timing of collections on amounts receivable from state and federal governments and agencies; litigation costs; regulatory issues with federal and state agencies including, but not limited to, the California Department of Managed Health Care and Department of Health Care Services, the Arizona Health Care Cost Containment System, the Centers for Medicare & Medicaid Services, the Office of Civil Rights of the U.S. Department of Health and Human Services and state departments of insurance; operational issues; changes in economic or market conditions; impairment of the Company’s goodwill or other intangible assets; investment portfolio impairment charges; volatility in the financial markets; and general business and market conditions. Additional factors that could cause actual results to differ materially from those reflected in the forward-looking statements include, but are not limited to, the risks discussed in the “Risk Factors” section included within the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Report on Form 10-Q filed with the SEC and the other risks discussed in the Company’s filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements. Except as may be required by law, the Company undertakes no obligation to address or publicly update any forward-looking statements to reflect events or circumstances that arise after the date of this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Health Net, Inc.

May 11, 2015	By:	/s/ James E. Woys

	Name:	James E. Woys
	Title:	Executive Vice President, Chief Financial and Operating Officer and Interim Treasurer